THIS WARRANT HAS BEEN OFFERED AND SOLD OUTSIDE OF THE UNITED STATES IN A TRANSACTION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THIS WARRANT MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE WARRANT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO THE AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                           TOUCH TONE AMERICA, INC.

                         COMMON STOCK PURCHASE WARRANT


     TOUCH TONE AMERICA, INC. (the "COMPANY"), hereby certifies that, for value received, INFINITY INVESTORS LIMITED, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to August 1, 2003 (the "EXERCISE PERIOD"), at the Purchase Price hereinafter set forth, 400,000 fully paid and nonassessable shares of Common Stock of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     The purchase price per share of Common Stock issuable upon exercise of this Warrant (the "PURCHASE PRICE") shall initially be $1.46; provided, on and following each Reset Date, the Conversion Price shall be the lower of $1.46 and the then applicable Reset Price. The Reset Price shall be calculated on the first day of each of the calendar months of March through July, 1998 (each such date being a "Reset Date") as the Monthly WASP (as herein defined) for the immediately preceding calendar month (each a "Preceding Month"). The "Monthly WASP" means the daily-weighted average sales price on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the daily-weighted average sales price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no daily-weighted average sales price is reported for such security by Bloomberg, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for all Trading Days during each Previous Month. If the Monthly WASP cannot be calculated for such security on such date on any of the foregoing bases, the Monthly WASP of such security on such date shall be the fair market value as mutually determined by the Company and the holders of this Warrant for which the calculation of the Monthly WASP is required in order to determine the Purchase Price of this Warrant, that the Purchase Price shall be adjusted from time to time as provided in Sections 5 and 6 below.


-------------------------------------------------------------------------------
COMMON STOCK PURCHASE WARRANT - Page 1

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (A) The term "COMPANY" shall include Touch Tone America, Inc. and any entity that shall succeed or assume the obligations of such corporation hereunder.

          (B)  The term "COMMON STOCK" includes (a) the Company's common stock,
     (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (C) The term "OTHER SECURITIES" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

     1.   EXERCISE OF WARRANT.

          1.1. METHOD OF EXERCISE. This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "NOTICE OF EXERCISE") substantially in the form attached hereto as EXHIBIT A via facsimile to the Company. Promptly thereafter the Holder shall surrender this Warrant to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "EXERCISE PRICE"). Payment of the Exercise Price shall be made, at the option of the Holder, (i) by check or bank draft payable to the order of the Company, (ii) by wire transfer to the account of the Company, (iii) in shares of Common Stock having a Market Value on the Exercise Date (as hereinafter defined) equal to the aggregate Exercise Price or (iv) by presentation and surrender of this Warrant to the Company for cashless exercise (a "CASHLESS EXERCISE"), with such surrender being deemed a waiver of the Holder's obligation to pay all or any portion of the Exercise Price. In the event the Holder elects a Cashless Exercise (which such election shall be irrevocable) the Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock being exercised by a fraction, the numerator of which shall be the difference between the then current Market Value of the Common Stock and the Purchase Price, and the denominator of which shall be the then current Market Value of the Common Stock. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within five (5) business days. In the event the payment exceeds the Exercise Price, the Company will promptly refund the excess to the Holder. Upon exercise, the Holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment in full of the Exercise Price (the "EXERCISE DATE").

          1.2. REGULATION S RESTRICTIONS.

               (a) Exercise of this Warrant and acceptance of shares of Common Stock upon such exercise shall constitute a representation by the holder (on which the Company shall have the right to rely in issuing the Common Stock upon such exercise) that the holder is not a U.S. Person (as such term is defined in Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S")) and an agreement by the holder not to offer or sell such shares in the United States to a U.S. Person or for the account or benefit of a U.S. Person during the period commencing on the date on which it exercises the Warrant and ending on the 40th day following the Exercise Date. All certificates for the shares of Common Stock issuable upon exercise of this Warrant shall bear a legend stating as follows:

               "The shares of Common Stock represented hereby have been issued pursuant to Regulation S, promulgated under the United States Securities Act of 1933, as amended (the "Act") and have not been registered under the Act or any applicable state securities laws. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" as that term is defined Regulation S during the period commencing on the date of issuance hereof and ending [COMPLETE AS APPLICABLE 40-DAY RESTRICTED PERIOD].

               (b) The Company covenants that upon the expiration of the applicable 40-day restrictive period relating to the shares of Common Stock underlying this

          Warrant, it will issue, and use its best lawful efforts to cause its transfer agent to issue, one or more certificates representing such shares of Common Stock (or Other Securities) without any restrictive legend such that such shares shall be freely tradable, subject only to compliance with Federal and state securities laws. The Company acknowledges that "best lawful efforts" as used herein shall, among other things, require the Company obtain an opinion of counsel of the Company reasonably satisfactory to the holder regarding certain Federal securities law implications in connection with removing the restrictive legend on the shares of Common Stock issuable upon exercise of this Warrant.

          1.3. COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.4. LIMITATION ON EXERCISE; VESTING.

               (a) Notwithstanding the foregoing, unless the holder delivers a waiver in accordance with the immediately following sentence, in no event (other than as provided below) shall a holder of this Warrant be entitled to exercise any of this Warrant in excess of that number of shares of Common Stock issued upon exercise of which the sum of
          (x) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant) and (y) the number of shares of Common Stock issuable upon the exercise hereof with respect to which the determination of this proviso is being made, would result in beneficial ownership by a holder and such holder's affiliates of more than 4.9% of the outstanding shares of Common Stock (the "Limitation on Conversion"). For purposes of the proviso to the immediately preceding sentence, (i) beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of such proviso and (ii) a holder may waive the limitations set forth therein by written notice to the Company upon not less than sixty-one (61) days prior written notice (with such waiver taking effect only upon the expiration of such sixty-one
          (61) day notice period). The Limitation on Conversion shall not apply and shall be of no further force and effect following written notice to the Company by the holder upon the occurrence of event of default by the Company under any other contractual agreements with the holder.

               (b) Notwithstanding any provision herein to the contrary, the holder shall not be entitled to exercise this Warrant for shares of Common Stock unless a Warrant Vesting Event (as defined in the Securities Purchase Agreement dated the date hereof between the Company and the holder) occurs.

     2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within five
(5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the holder thereof, or, to the extent permissible hereunder, to such other person as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

               (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 6), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that such holder would hold on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 6.

     4.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

          4.1. REORGANIZATION, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 6.

          4.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of this Warrant after the effective date of such dissolution pursuant to this
     Section 4 to a bank or trust company, as trustee for the holder or holders of this Warrant.

          4.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     5. RESERVATION OF STOCK, ETC. ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

     6. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 6) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section
6) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

     7.   ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.

          7.1. SPECIAL DEFINITIONS. For purposes of this Section 7, the following definitions shall apply:

               (a) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

               (b) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of preferred stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

               (c) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company after the first day of the Exercise Period, other than shares of Common Stock issued or issuable to officers, employees or directors of the Company or any subsidiary of the Company, pursuant to a stock purchase or option plan or other employee stock bonus arrangement (collectively, the "Plans") approved by the Board of Directors and shareholders of the Company.

               (d)  "MARKET PRICE" shall mean:

                    (i) if traded on a stock exchange, the Market Price of the Common Stock shall be deemed to be the average of the daily closing selling prices of the Common Stock on the stock exchange reasonably determined by the Company's Board of Directors to be the primary market for the Common Stock over the ten (10) trading day period ending on the date prior to the Exercise Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

                    (ii) if traded over-the-counter, the Market Price of the
               Common Stock shall be deemed to be the average of the daily closing selling prices (or, if such information is not available, the average of the daily closing bid and asked prices) of the Common Stock over the ten (10) trading day period ending on the date prior to the Exercise Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

                    (iii) if there is no public market for the Common Stock,
               then the Market Price shall be determined by mutual agreement of the holder of the Warrant and the Company, and if the holder and the Company are unable to so agree within twenty (20) days after the event giving rise to the need to determine the Market Price, by an investment banker of national reputation selected by mutual agreement of the Company and the holder of the Warrant, with the fees and costs incurred by such investment banker to be borne by the Company.

          7.2. ISSUANCE OF ADDITIONAL SHARES. In the event the Company shall issue or agree to issue Additional Shares of Common Stock (pursuant to an Option or otherwise) without consideration or for a consideration per share less than the then applicable Market Price in effect on the date of and immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue plus
     (ii) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Market Price, and the denominator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue plus
     (ii) the number of Additional Shares of Common Stock so issued or deemed to be issued. For the purposes of the foregoing calculation, the number of shares of Common stock deemed to be outstanding immediately prior to the issuance of any securities described in either clause of the preceding sentence shall be the sum of (i) the total number of shares of Common Stock issued and outstanding at such time, plus (ii) the total number of shares of Common Stock issuable upon conversion in full of all Convertible Securities issued and outstanding at such time, plus (iii) the total number of shares of Common Stock issuable upon conversion in full of all Convertible Securities issuable upon exercise of Options for Convertible Securities issued and outstanding at such time.

     8. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause independent certified public accountants of national standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant, and will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Purchase price at the time in effect and showing how it was calculated.

10.  NOTICES OF RECORD DATE, ETC. In the event of

             (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

             (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

             (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

     11. EXCHANGE OF WARRANT. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

     12. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

               (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

               (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a BONA FIDE purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such BONA FIDE purchaser, and each such BONA FIDE purchaser shall acquire absolute title hereto and to all rights represented hereby;

               (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

               (d) notwithstanding the foregoing, this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

     15. REGISTRATION RIGHTS. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant pursuant to the terms of a Registration Rights Agreement between the Company and Infinity Emerging Opportunities Limited dated the date hereof.

     16. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     17. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Nevada.

     18. HEADINGS. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                           [SIGNATURE PAGE FOLLOWS]

     DATED December 31, 1997.

                         TOUCH TONE AMERICA, INC.


                         By: /s/ Kerry Rogers
                            -----------------------------------------

                         Name: Kerry Rogers
                              ---------------------------------------

                         Title: President and Chief Executive Officer
                               --------------------------------------

                                   EXHIBIT A

                     FORM OF NOTICE OF EXERCISE - WARRANT

               (To be executed only upon exercise or conversion
                      of the Warrant in whole or in part)

To Touch Tone America, Inc.:

     The undersigned registered holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ______________ shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________________ whose address is ____________________________
_______________________________________________________________________________.

     The Exercise Price is paid as follows:

     //  Bank draft payable to the Company in the amount of $__________.
     // Wire transfer to the account of the Company in the amount of $________. // Delivery of ____________ previously held shares of Common Stock having an aggregate Market Value of $_________.
     // Cashless exercise. Surrender of ___________ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the Warrant, as provided in Section 1.1(iv) thereto.

     Upon exercise pursuant to this Notice of Exercise, the holder will be in compliance with the Limitation on Exercise (as defined in the Warrant). The undersigned reaffirms that it is not a "U.S. Person" and that the representations and warranties of the undersigned contained in the Securities Purchase Agreement pursuant to which the Convertible Debentures were issued are true and correct in all material respects as of the date hereof.

Dated:  ____________________


                              -------------------------------------------------
                              (Name must conform to name of holder as specified on the face of the Warrant)

                              By:
                                 ----------------------------------------------

                                 Name:
                                      -----------------------------------------

                                 Title:
                                      -----------------------------------------

                              Address of holder:

                              -------------------------------------------------

                              -------------------------------------------------

Date of Exercise:  ________